Exhibit 10-x


                                   FIRST AMENDMENT
                                          OF
                             ADC TELECOMMUNICATIONS, INC.
              CHANGE IN CONTROL SEVERANCE PAY PLAN STATEMENT AND SUMMARY
                                   PLAN DESCRIPTION

                               Effective July 22, 1997

     The "ADC TELECOMMUNICATIONS, INC. CHANGE IN CONTROL SEVERANCE PAY PLAN AND SUMMARY PLAN DESCRIPTION (1989 Statement)" adopted by ADC TELECOMMUNICATIONS, INC. (the "Principal Sponsor") to be effective as of September 26, 1989 (hereinafter referred to as the "Plan Statement"), is hereby amended in the following respects:

1. GENERAL DEFINITIONS. Section 1.1 of the Plan Statement shall be amended by replacing the term Eligible Employment in its entirety with the following:

Eligible Employment - active employment as a common law employee in one of the following job classifications of the Employer:

     (a)  Chief Executive Officer,

     (b)  Vice President,

     (c)  Director, or

     (d) Other participants in the Management Incentive Plan ("MIP"), Sales Management Incentive Plan ("SMIP"), or any other equivalent incentive bonus plan covering management employees that the Compensation Committee of the Board has determined to be included in the classification of Eligible Employment.

2. GENERAL DEFINITIONS. Section 1.1 of the Plan Statement shall be amended by adding the definition of the terms Incentive Bonus and Incentive Bonus Plan as follows:

Incentive Bonus - any bonus received as a result of participation in an Incentive Bonus Plan including amounts elected under the Executive Incentive Exchange Plan and/or the Deferred Compensation Plan.

Incentive Bonus Plan - the MIP, SMIP or any other equivalent incentive bonus plan covering management employees that the Compensation Committee of the Board has determined to be included in the Change of Control Plan, including the Executive Incentive Exchange Plan and the Deferred Compensation Plan.

3. Part 3. Severance Payment. Section 3.2 of the Plan Statement shall be amended by replacing Section 3.2 in its entirety with the following:

                                     Section 3.2
                                  Amount of Payment

Subject to the eligibility requirement set forth in Section 3.1 and the limitations set forth in Section 3.4 and Part 5, a severance payment will be made to you in accordance with the following schedule:


                                  Pay per Years
Job Classification                  of Service       Minimum       Minimum
--------------------------------------------------------------------------

Chief Executive Officer                 ---          3 years       3 years
Vice President Grade 19
     and above                          ---          2 years       2 years
Grade 18 and above Director
     and Grade 18 Vice President        ---          18 months     18 months
Grade 16 and 17 Director
     and Vice President                 ---          1 year        1 year
Other MIP, SMIP, or equivalent
     participant                      3 weeks        4 months      24 months

For purposes of determining the amount in the preceding schedule, pay shall mean the sum of your base pay and your bonus received under an Incentive Bonus Plan (MIP, SMIP or equivalent bonus), if any.

Your base pay shall be the greater of:

     (a)  your base pay in effect on the date of the Change in Control, or

     (b) your base pay in effect on the date of the termination of your employment.

Your bonus shall be your Incentive Bonus under an Incentive Bonus Plan (MIP, SMIP, or equivalent) in effect for the Incentive Bonus plan year for which your Incentive Bonus is being determined and shall be the greater of:

     (a) the amount of such bonus earned as determined by your actual performance as of the date of the Change in Control, or if greater, the date of the termination of your employment, or

     (b) the pro rata amount of such bonus targeted for the full Incentive Bonus plan year as determined by multiplying your full year target award by a fraction, the numerator of which is the number of months of service in such year as of the date of the termination of your employment and the denominator of which is twelve (12). In determining the pro rata amount of such bonus, the Incentive Bonus plan year will be the plan year in which occurs the date of the Change in Control, or if it results in a greater pro rata amount, the Incentive Bonus plan year will be the Incentive Bonus plan year in which occurs the termination of your employment, or

     (c) if bonuses are paid from the Incentive Bonus Plan monthly, the aggregate amount of such bonus payments paid during the Incentive Bonus plan year as of the date of the Change of Control, or if greater, the date of the termination of your employment, or

     (d) if bonuses are paid from the Incentive Bonus Plan quarterly, the aggregate amount of bonus payments paid during the Incentive Bonus plan year as of the date of the Change of Control: plus the pro rata amount of such bonus targeted for the full quarter of the Incentive Bonus plan quarter as determined by multiplying your full quarter target award by a fraction, the numerator of which is the number of months of service in such quarter as of the date of the termination of your employment and the denominator of which is three (3). In determining the pro rata amount of such bonus, the Incentive Bonus plan quarter will be the plan quarter in which occurs the date of the Change in Control, or if it results in a greater pro rata amount, the Incentive Bonus plan quarter will be the Incentive Bonus plan quarter in which occurs the termination of employment.

4. BONUS PAYMENT. Section 4.2 of the Plan Statement shall be amended to read in full as follows:

                                     Section 4.2
                                  Amount of Payment

Subject to the eligibility requirement set forth in Section 4.1 and the limitation set forth in Part 5, a bonus payment will be made to you equal to a pro rata amount (as determined below) of your bonus under the Employer's Incentive Bonus Plans (MIP, SMIP, or equivalent) in effect for the Incentive Bonus plan year for which your Incentive Bonus is being determined. The amount of such payment shall be the greater of:

     (a) the amount of such bonus earned as determined by your actual performance as of the date of the Change in Control, or if greater, the date of the termination of your employment, or

     (b) if bonuses are paid from the Incentive Bonus Plan annually, the pro rata amount of such bonus targeted for the full Incentive Bonus plan year as determined by multiplying your full year target award by a fraction, the numerator of which is the number of months of service in such year as of the date of the termination of your employment and the denominator of which is twelve (12). In determining the pro rata amount of such bonus, the Incentive Bonus plan year will be the Incentive Bonus plan year in which occurs the date of the Change in Control, or if it results in a greater pro rata amount, the Incentive Bonus Plan year will be the Incentive Bonus plan year in which occurs the termination of your employment, or

     (c) if bonuses are paid from the Incentive Bonus Plan monthly, the aggregate amount of such bonus payments paid during the Incentive Bonus plan year as of the date of the Change of Control, or if greater, the date of the termination of your employment, or

     (d) if bonuses are paid from the Incentive Bonus Plan quarterly, the aggregate amount of bonus payments paid during the Incentive Bonus plan year as of the date of the Change of Control: plus the pro rata amount of such bonus targeted for the full quarter of the Incentive Bonus plan quarter as determined by multiplying your full quarter target award by a fraction, the numerator of which is the number of months of service in such quarter as of the date of the termination of your employment and the denominator of which is three (3). In determining the pro rata amount of such bonus, the (Incentive Bonus plan quarter will be the plan quarter in which occurs the date of the Change in Control, or if it results in a greater pro rata amount, the Incentive Bonus plan quarter will be the Incentive Bonus plan quarter in which occurs the termination of your employment.

5. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.